Change in Accounting Policy	12 Months Ended
Feb. 01, 2015
New Accounting Pronouncements and Changes in Accounting Principles [Abstract]
Change in Accounting Policy
CHANGE IN ACCOUNTING POLICY
During the first quarter of fiscal 2015, the Company changed its accounting policy for shipping and handling costs from the Company's stores, locations or distribution centers to customers and for online fulfillment center costs. Under the new accounting policy, these costs are included in Cost of Sales, whereas they were previously included in Operating Expenses. Including these expenses in Cost of Sales better aligns these costs with the related revenue in the gross profit calculation. This change in accounting policy has been applied retrospectively.
The Consolidated Statements of Earnings for fiscal 2014, 2013 and 2012 have been reclassified to reflect this change in accounting policy. The impact of this reclassification was an increase of $565 million, $475 million and $447 million to Cost of Sales for fiscal 2014, 2013 and 2012, respectively, and a corresponding decrease to Operating Expenses in the same periods. This reclassification had no impact on Net Sales, Operating Income, Net Earnings or Earnings per Share.